                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-4257

                              SCUDDER VALUE SERIES
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       11/30/04

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder-Dreman Small Cap Value Fund

Annual Report to Shareholders

November 30, 2004

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of small companies involve greater risk, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements than securities of larger, more-established companies. The fund may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustments for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I, Class R, and Institutional Class shares are not subject to sales charges.

Returns and rankings during the 3-year, 5-year and 10-year periods shown for Class A, B, C and R and the 3-year, 5-year and Life of Class periods shown for Class I, reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class B and C shares for the periods prior to their inception on September 11, 1995 and for Class R shares prior to October 1, 2003 are derived from the historical performance of Class A shares of the Scudder-Dreman Small Cap Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any differences in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/04
Scudder-Dreman Small Cap Value Fund	1-Year	3-Year	5-Year	10-Year
Class A	27.37%	17.99%	12.75%	12.94%
Class B	26.30%	17.02%	11.83%	12.00%
Class C	26.48%	17.12%	11.92%	12.10%
Class R	27.07%	17.55%	12.28%	12.44%
Russell 2000 Index+	17.26%	12.63%	8.29%	11.51%
Russell 2000 Value Index++	23.71%	17.90%	17.39%	15.24%
Scudder-Dreman Small Cap Value Fund	1-Year	3-Year	5-Year	Life of Class*
Class I	27.87%	18.60%	13.40%	11.54%
Russell 2000 Index+	17.26%	12.63%	8.29%	10.17%
Russell 2000 Value Index++	23.71%	17.90%	17.39%	14.49%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class I commenced operations on November 1, 1995. Index returns begin October 31, 1995.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/04
Scudder-Dreman Small Cap Value Fund	1-Year	Life of Class**
Institutional Class	27.91%	24.60%
Russell 2000 Index+	17.26%	25.52%
Russell 2000 Value Index++	23.71%	26.55%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

** Institutional Class commenced operations on August 19, 2002. Index returns begin August 31, 2002.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class I	Class R	Institutional Class
Net Asset Value: 11/30/04	$ 31.98	$ 30.01	$ 30.28	$ 33.38	$ 32.09	$ 32.10
11/30/03	$ 25.27	$ 23.76	$ 23.94	$ 26.39	$ 25.26	$ 25.31
Distribution Information: Twelve Months: Income Dividends as of 11/30/04	$ .17	$ —	$ —	$ .29	$ .01	$ .22
Class A Lipper Rankings — Small-Cap Core Funds Category as of 11/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	20	of	556	4
3-Year	46	of	448	11
5-Year	136	of	317	43
10-Year	44	of	92	48

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder-Dreman Small Cap Value Fund — Class A [] Russell 2000 Index+ [] Russell 2000 Value Index++

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425. The growth of $10,000 is cumulative.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/04
Scudder-Dreman Small Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,004	$15,482	$17,174	$31,815
	Average annual total return	20.04%	15.69%	11.42%	12.27%
Class B	Growth of $10,000	$12,326	$15,826	$17,393	$31,052
	Average annual total return	23.26%	16.53%	11.71%	12.00%
Class C	Growth of $10,000	$12,648	$16,064	$17,564	$31,344
	Average annual total return	26.48%	17.12%	11.92%	12.10%
Class R	Growth of $10,000	$12,707	$16,242	$17,849	$32,295
	Average annual total return	27.07%	17.55%	12.28%	12.44%
Russell 2000 Index+	Growth of $10,000	$11,726	$14,288	$14,889	$29,717
	Average annual total return	17.26%	12.63%	8.29%	11.51%
Russell 2000 Value Index++	Growth of $10,000	$12,371	$16,389	$22,293	$41,294
	Average annual total return	23.71%	17.90%	17.39%	15.24%

The growth of $10,000 is cumulative.

Comparative Results as of 11/30/04
Scudder-Dreman Small Cap Value Fund		1-Year	3-Year	5-Year	Life of Class*
Class I	Growth of $10,000	$12,787	$16,683	$18,756	$26,971
	Average annual total return	27.87%	18.60%	13.40%	11.54%
Russell 2000 Index+	Growth of $10,000	$11,726	$14,288	$14,889	$24,095
	Average annual total return	17.26%	12.63%	8.29%	10.17%
Russell 2000 Value Index++	Growth of $10,000	$12,371	$16,389	$22,293	$34,173
	Average annual total return	23.71%	17.90%	17.39%	14.49%

The growth of $10,000 is cumulative.

Scudder-Dreman Small Cap Value Fund		1-Year	Life of Class**
Institutional Class	Growth of $1,000,000	$1,279,100	$1,652,400
	Average annual total return	27.91%	24.60%
Russell 2000 Index+	Growth of $1,000,000	$1,172,600	$1,667,500
	Average annual total return	17.26%	25.52%
Russell 2000 Value Index++	Growth of $1,000,000	$1,237,100	$1,698,600
	Average annual total return	23.71%	26.55%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Class I commenced operations on November 1, 1995. Index returns begin October 31, 1995.

** Institutional Class commenced operations on August 19, 2002. Index returns begin August 31, 2002.

+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

++ The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended November 30, 2004.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2004
Actual Fund Return	Class A	Class B	Class C	Class I	Class R	Institutional Class
Beginning Account Value 6/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/04	$ 1,168.00	$ 1,163.70	$ 1,164.20	$ 1,171.60	$ 1,164.80	$ 1,170.70
Expenses Paid per $1,000*	$ 7.34	$ 11.28	$ 11.19	$ 4.39	$ 10.45	$ 4.87
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class I	Class R	Institutional Class
Beginning Account Value 6/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/04	$ 1,018.30	$ 1,014.64	$ 1,014.73	$ 1,021.03	$ 1,015.41	$ 1,020.58
Expenses Paid per $1,000*	$ 6.83	$ 10.50	$ 10.41	$ 4.08	$ 9.73	$ 4.53

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class I	Class R	Institutional Class
Scudder-Dreman Small Cap Value Fund	1.35%	2.08%	2.06%	.81%	1.93%	.89%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder-Dreman Small Cap Value Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder-Dreman Small Cap Value Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Dreman Value Management LLC ("DVM"), Aspen, Colorado, is the subadvisor for the fund. DVM was founded in 1977 and currently manages over $12 billion in assets as of November 30, 2004.

Portfolio Management Team

Dreman Value Management, LLC is the subadvisor for the fund.

David N. Dreman

Co-Lead Portfolio Manager.

Began investment career in 1957.

Joined the fund team in 2002.

Founder and Chairman, Dreman Value Management, LLC since 1977.

Nelson Woodard

Co-Lead Portfolio Manager.

Began investment career in 1985.

Joined the fund team in 2002.

PhD, University of Virginia.

In the following interview, Co-Lead Portfolio Managers David N. Dreman and Nelson Woodard address the economy, the management team's approach and the resulting performance of Scudder-Dreman Small Cap Value Fund during the annual period ended November 30, 2004.

Q:  Will you provide an overview of market conditions during the period?

A:  Early in the period, the market was buoyed by the continuing robust growth of the US economy and corporate earnings. Interest rates and inflation remained relatively low throughout the end of 2003.

With the stimulative effect of tax cuts waning, the pace of economic growth slowed soon after the new year in 2004. The market grew more volatile, as disappointed market watchers began to question the strength and long-term viability of economic recovery. Investor sentiment was further tested by rising short-term interest rates, the unfolding of events in Iraq, historically high energy prices and the rhetoric of a hotly contested US presidential campaign. Throughout the end of the period, confused and nervous investors rotated into and out of traditionally defensive and more economically sensitive stocks and industry sectors, creating a challenging investment environment.

The fund benefited from a market that continued to favor small-capitalization stocks over their large-cap counterparts, and value- over growth-style investing. The Russell 2000 Value Index, generally a measure of the small-cap value universe and the fund's value benchmark, gained 23.71% for the year ended November 30, 2004. This compares with the Russell 1000 Value Index, generally a measure of the large-cap value universe, which rose 19.67%, and the Russell 2000 Growth Index, generally a measure of the small-cap growth universe, which advanced 10.83%, also for the period.1

1 The Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book (P/B) ratios and lower forecasted-growth values. The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book (P/B) ratios and higher forecasted growth values. P/B is equal to a stock's market capitalization divided by its book value. (This ratio compares the market's valuation of a company to the value of that company as indicated on its financial statements.) Index returns assume reinvestment of dividends, and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q:  How did the fund perform?

A:  Scudder-Dreman Small Cap Value Fund Class A shares posted a total return of 27.37% for the year ended November 30, 2004. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results.) The fund far outpaced the 17.26% return of its Russell 2000 Index benchmark and the 23.71% return of its value benchmark, the Russell 2000 Value Index. (Please see pages 3 through 6 for the performance of other share classes and more complete performance information.)

We are extremely proud of the fund's performance. We believe that our disciplined, "bottom-up" approach, which focuses on determining the fundamental strengths of individual companies, resulted in some very strong stock selection. In addition, our decision to add to the portfolio's energy holdings proved crucial. The move paid off handsomely when crude oil and natural gas prices hit historic highs in October.

Q:  Would you describe the "contrarian" philosophy that informs your investment management decisions?

A:  The classic contrarian value investing philosophy is based on our contention that consensus opinion, especially when it comes to investing, is often wrong. We seek companies that we believe are financially sound and that have, for one reason or another, fallen out of favor with the investing public. We look for stocks that are trading below what we believe are their intrinsic values, with prices that are low relative to their earnings (P/E) (the most common measure of how expensive a stock is), book value (P/B) (generally, a comparison of the market's valuation of a company to the value of that company as indicated on its financial statements) and cash flow (P/CF).2 Typically, these types of companies provide potential for above-market returns over time.

2 P/E is equal to a stock's market capitalization divided by its after-tax earnings over the most recent 12-month period. P/B is equal to a stock's market capitalization divided by its book value. (This ratio compares the market's valuation of a company to the value of that company as indicated on its financial statements.) P/CF is equal to a stock's capitalization divided by its cash flow for the latest fiscal year.

We base our stock selection solely on fundamental, "bottom-up" analysis, a process of evaluation that takes into account the individual merits of each stock. Therefore, we do not choose stocks based on industry sector or the macroeconomic environment. Industry sector weightings are a result of individual stock selection.

Q:  Which strategies or individual stocks contributed most to performance?

A:  The fund's performance was driven largely by its energy holdings, which climbed along with crude oil and natural gas prices. Early in the period, we increased the portfolio's already substantial energy stake. By the period's end, the fund's weighting in energy was more than double that of the benchmark index.

As we mentioned earlier, asset allocation is a result of bottom-up stock selection. Our strategy, in this case, was predicated both upon a correct assumption that energy prices would continue to rise — crude oil in October hit an historic $50 a barrel — and that demand for natural gas would continue to intensify. Therefore, we increased holdings particularly in exploration and production companies with natural gas exposure.

The portfolio's top performer was Ultra Petroleum Corp., an independent company engaged in the acquisition, exploration, operation and production of oil and gas properties. The company attracted attention after a major discovery of natural gas on its Wyoming property sent the stock soaring early in the period. The company soon thereafter initiated production in three wells on the site, each of which broke all previous initial production records. Further, through its wholly owned subsidiary, the company, during the period, began the production and sale of oil from fields off China's shores. Increased production combined with stronger commodities prices to fuel the tremendous growth of company earnings and cash flow.

While at one point during the period the stock was the portfolio's second-largest position, we reduced holdings to lock in profits for shareholders. We kept a portion of shares in Ultra Petroleum Corp., however, because we believe that the company continues to offer significant opportunity based on untapped production capacity and the likelihood of sustained energy prices. Finally, we believe the company is a likely takeover candidate, given that many major companies have had difficulty finding new sources of crude oil and gas.

Adept stock selection enabled the portfolio to significantly outperform the utilities sector of the benchmark Russell 2000 Value Index, despite a neutral weighting (fund assets held in approximately equal proportion to the benchmark index). The portfolio originally was invested in merchant energy companies, such as Reliant Energy, Inc., in 2002 after fallout from the Enron scandal and the collapse of energy trading laid the group low. Reliant Energy, Inc., once on the brink of bankruptcy, was one of the fund's top-performing utility stocks during the period. Astute management and the resolution of serious short-term liquidity issues helped save the company, which has rebounded strongly. Sierra Pacific Resources also contributed powerfully to results. Earnings from its subsidiaries showed marked improvement, reflecting the enhancement of operational efficiency and customer growth.

We continue to be convinced that these companies offer outstanding prospects, based on the as yet unrealized value of their assets, specifically their power plants. Nevertheless, we have reduced the fund's positions in both stocks, which have grown markedly through appreciation over time, to take profits for shareholders. In addition, Reliant Energy, Inc.'s market capitalization has outgrown the fund's small-cap parameters; regrettably we will reduce the portfolio's stake in this company still further.

Successful stock selection enabled the portfolio to keep pace with the benchmark despite an underweight position in the materials sector, which was one of the better-performing sectors during the period. The materials sector includes metals and mining companies as well as chemical companies. Several industrial companies added to the fund's performance. Precision Castparts Corp., which was among the portfolio's 10 largest holdings, demonstrated strong performance across all four of its operating segments. The company is the leading manufacturer of large, complex metal castings and forged components used in jet aircraft engines and industrial gas turbines. Brisk sales and gains in market share within the key aerospace and industrial gas turbine markets helped the company to outperform analyst expectations during the period.

Q:  Were there strategies or individual stocks that disappointed?

A:  During the period, the portfolio sustained only small losses in individual stocks:

Stillwater Mining Co. is a significant producer of palladium, platinum and associated metals in the US. Metals and mining stocks trade like commodities. Their performance is very closely tied to the health of the economy, making earnings volatile. A significant decline in the price of the commodities prompted us to take a small loss in the position as we eliminated the stock from the portfolio.

Parallel Petroleum Corp. is engaged in the production of oil and natural gas. The fund held a small position in the stock, which it sold at a small loss in order to focus on other names in the energy space.

Integrated Electrical Services, Inc., a provider of electrical system design and contracting services, slipped after it announced losses on several contracts that it had procured through acquisition. Because of disappointing financial performance, the company announced it was facing prohibitive costs associated with the surety bonding on certain projects. Surety bonds are used to assure the owner of a construction project that the contractor will perform the agreed-upon work and pay the requisite labor and materials costs. Integrated Electrical also became the subject of an informal investigation by the Securities and Exchange Commission due to accounting issues arising from the contract losses it announced. As the fundamentals of the company deteriorated, the fund sold out its position at a loss.

Q:  How did financial services stocks, the portfolio's largest sector position, perform amid rising interest rates?

A:  The fund's financial services holdings advanced, roughly tracking performance of the financial sector of the benchmark Russell 2000 Value Index, despite its slightly lighter weighting.

Four of the portfolio's 10 largest holdings were real estate investment trusts (REITs), which performed exceedingly well during the period. REITs offered high yields, relative to many other investments. Riding a wave of high profile mergers and acquisitions in 2004, small banks and savings and loans, many of which were rumored to be takeover targets, benefited from speculation. Insurance stocks also advanced, based on a stronger-than-expected pricing environment.

Q:  Do you have any closing comments for shareholders?

A:  We are looking ahead to 2005 with tempered optimism. The performance of small cap stocks has been outstanding over the past several years. While we hope to see small caps continue to outperform their large cap counterparts, we believe it is doubtful that the small cap market can sustain the remarkably robust returns of the past two years, in particular.

We expect to face challenges in the year ahead. The US current account deficit continues to swell, putting pressure on the dollar and interest rates. We believe the Fed will continue to raise short term rates in order to bring rates more in line with GDP growth and inflation. Commodities prices, including crude oil and natural gas, are at or near their record highs, putting pressure on profit margins. Inflation, while currently contained, is also a chief concern in the years ahead as the imbalances in Social Security and Medicare become more acute.

We are pleased with the current portfolio composition, especially as compared to the benchmark index. We believe the fund is positioned to perform well in almost any market environment, other than one led by technology and aggressive growth stocks. We will continue to seek opportunities within the small cap universe that meet our strict investment criteria. Going forward, we will look particularly for companies that are likely to provide attractive returns regardless of the direction of interest rates.

As always, we are thankful for the continued support of the fund's shareholders. We look forward to serving their needs in the days ahead.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2004

Asset Allocation	11/30/04	11/30/03

Equity Securities	93%	95%
Corporate Bonds	1%	—
Investment Company	1%	—
Exchange Traded Fund	1%	1%
Cash Equivalents	4%	4%
	100%	100%
Sector Diversification (Excludes Cash Equivalents)	11/30/04	11/30/03

Financials	28%	37%
Industrials	20%	18%
Energy	13%	8%
Health Care	10%	8%
Utilities	8%	5%
Materials	7%	1%
Consumer Discretionary	6%	13%
Consumer Staples	4%	7%
Information Technology	4%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2004 (16.0% of Net Assets)
1. Novastar Financial, Inc. (REIT) Operator of a real estate investment trust	2.5%
2. KKR Financial Corp. (REIT) Providing financing primarily to companies that are privately owned	1.9%
3. Reliant Energy, Inc. Provider of electricity and energy services	1.8%
4. Newcastle Investment Corp. (REIT) Operator of a real estate investment trust	1.8%
5. Headwaters, Inc. Develops and deploys alternative fuel and related technologies	1.4%
6. Patterson-UTI Energy, Inc. Provides land-based drilling services to major and independent oil and natural gas companies	1.4%
7. Southern Union Co. Distributes natural gas and electricity	1.4%
8. Precision Castparts Corp. Manufacturer of complex metal components and products	1.3%
9. Denbury Resources, Inc. Developer, operator and explorer of oil and gas properties	1.3%
10. Fieldstone Investment Corp. (REIT) Provider of financial services	1.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2004

	Shares	Value ($)

Common Stocks 92.8%
Consumer Discretionary 5.9%
Auto Components 0.2%
Noble International Ltd.	72,500	1,429,047
Hotels Restaurants & Leisure 1.7%
Alliance Gaming Corp.*	233,500	2,823,015
Bluegreen Corp.*	155,600	2,474,040
CBRL Group, Inc.	94,500	3,852,765
Multimedia Games, Inc.*	230,500	3,014,940
Navigant International, Inc.*	171,800	1,886,364
		14,051,124
Household Durables 0.4%
Standard Pacific Corp.	61,200	3,427,812
Leisure Equipment & Products 0.7%
Lakes Entertainment, Inc.*	388,300	5,416,785
Media 0.1%
Catalina Marketing Corp.	28,500	800,850
Specialty Retail 2.0%
Borders Group, Inc.	183,000	4,168,740
Linens 'N Things, Inc.*	149,600	3,716,064
Mettler-Toledo International, Inc.*	171,000	8,823,600
		16,708,404
Textiles, Apparel & Luxury Goods 0.8%
Phillips-Van Heusen Corp.	257,564	7,031,497
Consumer Staples 4.3%
Food & Staples Retailing 0.8%
B&G Foods, Inc. *	423,800	6,306,144
Food Products 1.8%
Chiquita Brands International, Inc.*	352,800	6,978,384
Ralcorp Holdings, Inc.	199,000	8,198,800
		15,177,184
Personal Products 0.8%
Helen of Troy Ltd.*	236,100	6,643,854
Tobacco 0.9%
Universal Corp.	73,500	3,577,980
Vector Group Ltd.	205,305	3,367,002
		6,944,982
Energy 11.5%
Energy Equipment & Services 4.8%
Atwood Oceanics, Inc.*	60,400	3,166,772
Grant Prideco, Inc.*	318,700	6,867,985
Offshore Logistics, Inc.*	141,800	5,374,220
Oil States International, Inc.*	358,300	7,298,571
Patterson-UTI Energy, Inc.	568,000	11,360,000
Superior Energy Services, Inc.*	237,700	3,489,436
Unit Corp.*	61,000	2,416,820
		39,973,804
Oil & Gas 6.7%
ATP Oil & Gas Corp.*	203,300	2,897,025
Comstock Resources, Inc.*	17,600	382,096
Denbury Resources, Inc.*	365,900	10,592,805
Energy Partners Ltd.*	202,200	3,916,614
Frontier Oil Corp.	61,700	1,644,305
Global Industries, Inc.*	488,500	4,191,330
Grey Wolf, Inc.*	184,000	1,012,000
Magnum Hunter Resources, Inc.*	319,900	4,286,660
Penn Virginia Corp.	192,300	8,357,358
Pioneer Drilling Co.*	600,000	5,790,000
Tesoro Petroleum Corp.*	135,600	4,491,072
Ultra Petroleum Corp.*	145,800	7,677,828
		55,239,093
Financials 25.9%
Banks 8.3%
BankAtlantic Bancorp., Inc. "A"	130,400	2,477,600
Capital Bancorp., Ltd.	63,600	2,206,920
Center Financial Corp.	178,000	3,665,020
FirstFed Financial Corp.*	99,300	5,225,166
Glacier Bancorp., Inc.	196,100	6,787,021
Greater Bay Bancorp.	168,600	4,897,830
Independence Community Bank Corp.	103,300	4,388,184
IndyMac Bancorp., Inc.	104,500	3,395,205
International Bancshares Corp.	92,975	3,677,161
NewAlliance Bancshares, Inc.	121,900	1,832,157
Oriental Finance Group, Inc.	78,500	2,380,120
PFF Bancorp., Inc.	103,300	4,669,160
Provident Bankshares Corp.	152,300	5,595,502
R & G Financial Corp. "B"	194,700	7,554,360
S&T Bancorp, Inc.	41,100	1,508,781
Sterling Financial Corp.	114,805	4,586,460
Webster Financial Corp.	67,500	3,378,375
		68,225,022
Diversified Financial Services 1.7%
ACE Cash Express, Inc.*	156,800	4,182,640
CMET Finance Holdings, Inc.*	10,800	972,000
JER Investment Trust, Inc. 144A*	225,100	3,399,010
Prospect Energy Corp.* (b)	390,800	5,510,280
		14,063,930
Insurance 5.0%
Ceres Group, Inc.*	434,210	2,171,050
Endurance Specialty Holdings Ltd.	139,400	4,679,658
Meadowbrook Insurance Group, Inc.*	393,600	1,995,552
PMA Capital Corp. "A"*	220,300	2,191,985
ProCentury Corp.	508,500	5,110,425
PXRE Group Ltd.	29,400	709,422
Quanta Capital Holdings Ltd.*	420,700	3,946,166
Scottish Re Group Ltd.	378,600	8,707,800
Selective Insurance Group, Inc.	192,300	8,613,117
Specialty Underwriters' Alliance, Inc.*	92,000	884,120
Tower Group, Inc.*	228,700	2,643,772
		41,653,067
Real Estate 10.9%
Aames Investment Corp. (REIT)	346,400	3,775,760
Capital Lease Funding, Inc. (REIT)	352,700	4,461,655
Fieldstone Investment Corp. (REIT)	595,300	10,268,925
Highland Hospitality Corp. (REIT)	161,000	1,812,860
KKR Financial Corp. (REIT) 144A	1,517,400	15,401,610
Medical Properties of America (REIT)	165,700	1,657,000
Newcastle Investment Corp. (REIT)	463,459	14,543,343
Newcastle Investment Holding Corp. (REIT) 144A*	388,759	3,089,507
Novastar Financial, Inc. (REIT)	462,700	20,354,173
Provident Senior Living Trust (REIT) 144A	607,200	9,715,200
Saxon Capital, Inc. (REIT)*	229,800	5,216,460
		90,296,493
Health Care 9.2%
Biotechnology 2.6%
Axonyx, Inc.*	734,900	5,408,864
Charles River Laboratories International, Inc.*	193,100	9,027,425
Serologicals Corp.*	282,900	6,602,886
		21,039,175
Health Care Equipment & Supplies 0.9%
Fisher Scientific International, Inc.*	70,840	4,005,294
Zoll Medical Corp.*	108,900	3,694,977
		7,700,271
Health Care Providers & Services 4.3%
Accredo Health, Inc.*	115,800	3,134,706
Allied Healthcare International, Inc.*	659,600	3,548,648
LabOne, Inc.*	138,400	4,172,760
Odyssey Healthcare, Inc.*	396,600	5,294,610
Pediatrix Medical Group, Inc.*	79,200	4,934,160
Province Healthcare Co.*	295,300	6,626,532
TLC Vision Corp.*	255,900	2,983,794
Triad Hospitals, Inc.*	137,100	5,030,199
		35,725,409
Pharmaceuticals 1.4%
King Pharmaceuticals, Inc.*	276,800	3,422,327
Par Pharmaceutical Cos., Inc.*	213,300	8,416,818
		11,839,145
Industrials 18.5%
Aerospace & Defense 5.2%
CAE, Inc.	886,200	3,340,974
Curtiss-Wright Corp.	88,000	5,244,800
DRS Technologies, Inc.*	120,100	5,130,672
GenCorp, Inc.*	301,800	5,073,258
Herley Industries, Inc.*	271,300	5,586,067
Precision Castparts Corp.	167,200	10,841,248
Triumph Group, Inc.*	83,000	3,366,480
United Defense Industries, Inc.*	92,600	4,194,780
		42,778,279
Building Products 1.5%
Levitt Corp. "A"	260,000	6,684,600
NCI Building Systems, Inc.*	91,700	3,402,070
York International Corp.	73,900	2,724,693
		12,811,363
Commercial Services & Supplies 2.4%
Consolidated Graphics, Inc.*	107,500	5,084,750
Duratek, Inc.*	182,300	4,194,723
John H. Harland Co.	92,300	3,259,113
Nobel Learning Communities, Inc.*	45,600	330,600
WCA Waste Corp.*	712,100	7,299,025
		20,168,211
Construction & Engineering 2.2%
EMCOR Group, Inc.*	79,900	3,692,978
Infrasource Services, Inc.*	324,400	4,006,340
URS Corp.*	338,300	10,162,532
		17,861,850
Electrical Equipment 1.7%
General Cable Corp.*	700,900	9,532,240
Genlyte Group, Inc.*	61,000	4,890,370
		14,422,610
Machinery 2.4%
Albany International Corp. "A"	109,400	3,659,430
Briggs & Stratton Corp.	80,800	3,168,976
Harsco Corp.	65,800	3,497,270
Oshkosh Truck Corp.	77,000	4,837,140
Valmont Industries	172,200	4,298,112
		19,460,928
Marine 1.5%
GulfMark Offshore, Inc.*	60,900	1,267,329
Hornbeck Offshore Services, Inc.*	89,700	1,811,940
OMI Corp.	101,400	2,166,918
Tsakos Energy Navigation Ltd.	168,500	7,119,125
		12,365,312
Road & Rail 1.6%
Genesee & Wyoming, Inc.*	187,500	5,169,375
RailAmerica, Inc.*	256,200	3,279,360
Yellow Roadway Corp.*	95,788	5,062,396
		13,511,131
Information Technology 4.0%
Communications Equipment 0.6%
PC-Tel, Inc.*	439,800	3,549,186
SpectraLink Corp.	126,000	1,845,900
		5,395,086
Computers & Peripherals 1.5%
Applied Films Corp.*	153,200	3,394,912
CyberGuard Corp.*	403,100	2,487,127
Stratasys, Inc.*	115,600	3,733,880
Western Digital Corp.*	273,500	2,672,095
		12,288,014
Electronic Equipment & Instruments 1.0%
KEMET Corp.*	94,400	836,384
Scansource, Inc.*	64,000	4,140,800
Vishay Intertechnology, Inc.*	217,800	3,182,058
		8,159,242
IT Consulting & Services 0.5%
BISYS Group, Inc.*	112,700	1,804,327
CACI International, Inc. "A"*	40,300	2,503,839
		4,308,166
Semiconductors & Semiconductor Equipment 0.4%
MKS Instruments, Inc.*	141,700	2,407,483
ZiLOG, Inc.*	115,800	758,490
		3,165,973
Materials 6.8%
Chemicals 2.3%
Headwaters, Inc.*	355,000	11,370,650
Sensient Technologies Corp.	316,800	7,302,240
		18,672,890
Construction Materials 0.8%
Florida Rock Industries, Inc.	123,855	6,973,037
Containers & Packaging 0.0%
Myers Industries, Inc.	1	11
Metals & Mining 3.7%
Cleveland-Cliffs, Inc.*	97,000	9,399,300
Metal Management, Inc.*	294,200	7,731,576
Pan American Silver Corp.*	320,600	5,790,036
Uranium Resources, Inc.*	1,595,200	1,308,064
Wheaton River Minerals Ltd.*	1,943,900	6,375,992
		30,604,968
Utilities 6.7%
Electric Utilities 1.5%
Allegheny Energy, Inc.*	279,100	5,341,974
TECO Energy, Inc.	156,000	2,333,760
WPS Resources Corp.	99,200	4,796,320
		12,472,054
Gas Utilities 1.4%
Southern Union Co.*	459,300	11,262,036
Multi-Utilities 2.0%
CMS Energy Corp.*	483,000	4,926,600
ONEOK, Inc.	220,600	6,159,152
Ormat Technologies, Inc.*	144,300	2,460,315
Sierra Pacific Resources*	329,200	3,374,300
		16,920,367
Multi-Utilities & Unregulated Power 1.8%
Reliant Energy, Inc.*	1,235,700	14,680,116
Total Common Stocks (Cost $560,081,020)		767,974,736

Corporate Bonds 1.0%
Utilities
Mirant Corp.:
144A, 7.4%, 7/15/2004*	4,000,000	2,850,000
144A, 7.9%, 7/15/2009*	6,985,000	5,029,200
Total Corporate Bonds (Cost $6,506,225)		7,879,200

Convertible Preferred Stocks 0.3%
Energy
Petrohawk Energy Corp., Series B (Cost $2,611,750)	33,700	2,620,176

Investment Company 0.7%
Tortoise Energy Infrastructure Corp. (Cost $5,312,155)	212,451	5,748,924

Exchange Traded Fund 1.3%
iShares Russell 2000 Index Fund (Cost $10,535,341)	87,500	11,102,000

Cash Equivalents 4.1%
Scudder Cash Management QP Trust, 1.97% (c) (Cost $33,704,196)	33,704,196	33,704,196
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $618,750,687) (a)	100.2	829,029,232
Other Assets and Liabilities, Net	(0.2)	(1,859,190)
Net Assets	100.0	827,170,042

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(a) The cost for federal income tax purposes was $619,278,565. At November 30, 2004, net unrealized appreciation for all securities based on tax cost was $209,750,667. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $215,775,827 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,025,160.

(b) Affiliated issuer (see Notes to Financial Statements)

(c) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2004
Assets
Investments in securities, at value: Unaffiliated issuers (cost $579,184,491)	$ 789,814,756
Affiliated issuer (cost $5,862,000)	5,510,280
Investment in Scudder Cash Management QP Trust (cost $33,704,196)	33,704,196
Total investments in securities, at value (cost $618,750,687)	829,029,232
Receivable for investments sold	4,004,446
Dividends receivable	364,269
Interest receivable	194,513
Receivable for Fund shares sold	2,729,611
Other assets	44,699
Total assets	836,366,770
Liabilities
Due to custodian bank	1,267,469
Payable for investments purchased	5,475,738
Payable for Fund shares redeemed	968,667
Accrued management fee	485,516
Other accrued expenses and payables	999,338
Total liabilities	9,196,728
Net assets, at value	$ 827,170,042
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(3,541)
Net unrealized appreciation (depreciation) on investments	210,278,545
Accumulated net realized gain (loss)	6,485,375
Paid-in capital	610,409,663
Net assets, at value	$ 827,170,042

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($579,247,359 ÷ 18,110,330 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$ 31.98
Maximum offering price per share (100 ÷ 94.25 of $31.98)	$ 33.93

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($124,885,051 ÷ 4,162,063 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)

$ 30.01

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($105,669,496 ÷ 3,490,174 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)

$ 30.28
Class I Net Asset Value, offering and redemption price per share ($1,533,116 ÷ 45,925 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 33.38
Class R Net Asset Value, offering and redemption price per share ($737,223 ÷ 22,972 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 32.09
Institutional Class Net Asset Value, offering and redemption price per share ($15,097,797 ÷ 470,269 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 32.10

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2004
Investment Income
Dividends — Unaffiliated issuers (net of foreign taxes withheld of $20,989)	$ 10,188,426
Dividends — Affiliated issuer	39,080
Interest — Unaffiliated issuers	138,690
Interest — Scudder Cash Management QP Trust	329,692
Total Income	10,695,888
Expenses: Management fee	4,772,684
Services to shareholders	2,000,720
Distribution service fees	3,054,352
Custodian fees	38,687
Auditing	49,102
Legal	9,297
Directors' fees and expenses	45,262
Reports to shareholders	66,279
Registration fees	46,084
Other	24,115
Total expenses, before expense reductions	10,106,582
Expense reductions	(7,336)
Total expenses, after expense reductions	10,099,246
Net investment income (loss)	596,642
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	75,193,751
Foreign currency related transactions	(1,530)
75,192,221
Net unrealized appreciation (depreciation) during the period on investments	85,851,849
Net gain (loss) on investment transactions	161,044,070
Net increase (decrease) in net assets resulting from operations	$ 161,640,712

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2004	2003
Operations: Net investment income (loss)	$ 596,642	$ 2,514,812
Net realized gain (loss) on investment transactions	75,192,221	(14,503,638)
Net unrealized appreciation (depreciation) on investment transactions during the period	85,851,849	157,058,017
Net increase (decrease) in net assets resulting from operations	161,640,712	145,069,191
Distributions to shareholders from: Net investment income: Class A	(2,321,991)	(1,092,630)
Class I	(25,798)	(62,485)
Class R	(3)	—
Institutional Class	(20,086)	(7)
Fund share transactions: Proceeds from shares sold	327,088,476	179,754,052
Reinvestment of distributions	2,107,912	1,013,264
Cost of shares redeemed	(219,340,840)	(191,343,883)
Net increase (decrease) in net assets from Fund share transactions	109,855,548	(10,576,567)
Increase (decrease) in net assets	269,128,382	133,337,502
Net assets at beginning of period	558,041,660	424,704,158
Net assets at end of period (including distributions in excess and undistributed net investment income of $3,541 and $2,000,858, respectively)	$ 827,170,042	$ 558,041,660

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 25.27	$ 18.46	$ 19.69	$ 16.49	$ 17.75
Income (loss) from investment operations: Net investment income (loss)[a]	.09	.17	.12	—[b]	(.10)
Net realized and unrealized gain (loss) on investment transactions	6.79	6.73	(1.35)	3.20	(1.16)
Total from investment operations	6.88	6.90	(1.23)	3.20	(1.26)
Less distributions from: Net investment income	(.17)	(.09)	—	—	—
Net asset value, end of period	$ 31.98	$ 25.27	$ 18.46	$ 19.69	$ 16.49
Total Return (%)[c]	27.37	37.49	(6.25)	19.41	(7.10)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	579	351	222	177	156
Ratio of expenses before expense reductions (%)	1.29	1.43	1.44	1.54	1.67[d]
Ratio of expenses after expense reductions (%)	1.29	1.43	1.44	1.49[e]	1.66[d]
Ratio of net investment income (loss) (%)	.35	.91	.65	.00	(.58)
Portfolio turnover rate (%)	64	67	89	73	19

[a] Based on average shares outstanding during period.

[b] Amount is less than $.005.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.62% and 1.61%, respectively.

[e] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.

Class B
Years Ended November 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 23.76	$ 17.41	$ 18.72	$ 15.80	$ 17.15
Income (loss) from investment operations: Net investment income (loss)[a]	(.12)	.03	(.02)	(.13)	(.24)
Net realized and unrealized gain (loss) on investment transactions	6.37	6.32	(1.29)	3.05	(1.11)
Total from investment operations	6.25	6.35	(1.31)	2.92	(1.35)
Net asset value, end of period	$ 30.01	$ 23.76	$ 17.41	$ 18.72	$ 15.80
Total Return (%)[b]	26.30	36.47	(7.00)	18.48	(7.87)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	125	133	147	160	144
Ratio of expenses before expense reductions (%)	2.16	2.27	2.25	2.34	2.49[c]
Ratio of expenses after expense reductions (%)	2.16	2.27	2.25	2.27[d]	2.48[c]
Ratio of net investment income (loss) (%)	(.52)	.07	(.16)	(.78)	(1.40)
Portfolio turnover rate (%)	64	67	89	73	19

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.43% and 2.42%, respectively.

[d] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.

Class C
Years Ended November 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 23.94	$ 17.54	$ 18.85	$ 15.91	$ 17.24
Income (loss) from investment operations: Net investment income (loss)[a]	(.09)	.04	(.01)	(.14)	(.21)
Net realized and unrealized gain (loss) on investment transactions	6.43	6.36	(1.30)	3.08	(1.12)
Total from investment operations	6.34	6.40	(1.31)	2.94	(1.33)
Net asset value, end of period	$ 30.28	$ 23.94	$ 17.54	$ 18.85	$ 15.91
Total Return (%)[b]	26.48	36.49	(6.95)	18.48	(7.71)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	106	71	49	32	29
Ratio of expenses before expense reductions (%)	2.04	2.21	2.23	2.36	2.32[c]
Ratio of expenses after expense reductions (%)	2.04	2.21	2.23	2.28[d]	2.31[c]
Ratio of net investment income (loss) (%)	(.40)	.13	(.14)	(.79)	(1.23)
Portfolio turnover rate (%)	64	67	89	73	19

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.26% and 2.25%, respectively.

[d] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.

Class I
Years Ended November 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 26.39	$ 19.30	$ 20.45	$ 17.02	$ 18.19
Income (loss) from investment operations: Net investment income (loss)[a]	.19	.29	.24	.10	.03
Net realized and unrealized gain (loss) on investment transactions	7.09	7.01	(1.39)	3.33	(1.20)
Total from investment operations	7.28	7.30	(1.15)	3.43	(1.17)
Less distributions from: Net investment income	(.29)	(.21)	—	—	—
Net asset value, end of period	$ 33.38	$ 26.39	$ 19.30	$ 20.45	$ 17.02
Total Return (%)	27.87	38.24	(5.62)	20.15	(6.43)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	6	5	3
Ratio of expenses before expense reductions (%)	.91	.87	.84	.90	.92[b]
Ratio of expenses after expense reductions (%)	.91	.87	.84	.88[c]	.91[b]
Ratio of net investment income (loss) (%)	.73	1.47	1.25	.62	.18
Portfolio turnover rate (%)	64	67	89	73	19

[a] Based on average shares outstanding during the period.

[b] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .89% and .88%, respectively.

[c] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.

Class R
Years Ended November 30,	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 25.26	$ 22.96
Income (loss) from investment operations: Net investment income (loss)[b]	(.06)	.04
Net realized and unrealized gain (loss) on investment transactions	6.90	2.26
Total from investment operations	6.84	2.30
Less distributions from: Net investment income	(.01)	—
Net asset value, end of period	$ 32.09	$ 25.26
Total Return (%)	27.07	10.02**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.737	.013
Ratio of expenses (%)	1.79	1.35*
Ratio of net investment income (loss) (%)	(.15)	.90*
Portfolio turnover rate (%)	64	67
[a] For the period from October 1, 2003 (commencement of operations of Class R shares) to November 30, 2003. [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Institutional Class
Years Ended November 30,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 25.31	$ 18.48	$ 19.74
Income (loss) from investment operations: Net investment income (loss)[b]	.20	.26	.03
Net realized and unrealized gain (loss) on investment transactions	6.81	6.71	(1.29)
Total from investment operations	7.01	6.97	(1.26)
Less distributions from: Net investment income	(.22)	(.14)	—
Net asset value, end of period	$ 32.10	$ 25.31	$ 18.48
Total Return (%)	27.91	38.07	(6.38)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15.619		.001
Ratio of expenses (%)	.88	.85	1.18*
Ratio of net investment income (loss) (%)	.76	1.49	.58*
Portfolio turnover rate (%)	64	67	89

[a] For the period from August 19, 2002 (commencement of operations of Institutional Class shares) to November 30, 2002.

[b] Based on average shares outstanding during the period.

* Annualized

** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder-Dreman Small Cap Value Fund (the ``Fund'') is a diversified series of Scudder Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Institutional Class and Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ —
Undistributed net long-term capital gains	$ 7,013,253
Capital loss carryforwards	$ —
Net unrealized appreciation (depreciation) on investments	$ 209,750,667

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2004	2003
Distribution from ordinary income*	$ 2,367,878	$ 1,555,122

* Included in the Fund's distributions from ordinary income for the year ended November 30, 2004, is $846,758 in excess of investment company taxable income, which in accordance with applicable US tax law, is taxable to shareholders as ordinary income distributions. For tax purposes, short term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended November 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $503,102,813 and $405,292,489, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250 million of the Fund's average daily net assets, 0.72% of the next $750 million of such net assets, 0.70% of the next $1.5 billion of such net assets, 0.68% of the next $2.5 billion of such net assets, 0.65% of the next $2.5 billion of such net assets, 0.64% of the next $2.5 billion of such net assets, 0.63% of the next $2.5 billion of such net assets and 0.62% of such net assets in excess of $12.5 billion, computed and accrued daily and payable monthly. Accordingly, for the year ended November 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.73% of the Fund's average daily net assets. Dreman Value Management, L.L.C. ("DVM") serves as subadvisor with respect to the investment and reinvestment of assets of the Fund. DVM is paid by the Advisor for its services.

In addition, for the year ended November 30, 2004, the Advisor agreed to reimburse the Fund $3,597, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by Advisor of certain administrative services to an unaffiliated service provider.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50%, 1.50%, 1.50%, 1.00% and 1.17% of average daily net assets for Class A, B, C, I and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's operating expenses at 2.00%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and director and director counsel fees and organizational and offering expenses.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the year ended November 30, 2004, the amounts charged to the Fund by SISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at November 30, 2004
Class A	$ 1,072,592	$ 351,720
Class B	445,444	149,991
Class C	192,378	62,940
Class I	2,174	818
Class R	1,365	1,365
Institutional Class	3,395	1,315
	$ 1,717,348	$ 568,149

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of average daily net assets of Class R shares and of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended November 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2004
Class B	$ 936,256	$ 76,262
Class C	609,693	60,541
Class R	723	170
	$ 1,546,672	$ 136,973

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2004	Annual Effective Rate
Class A	$ 1,022,889	$ 111,361.23%
Class B	293,963	17,821.24%
Class C	190,098	15,898.23%
Class R	730	256.25%
	$ 1,507,680	$ 145,336

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A and C shares for the year ended November 30, 2004, aggregated $82,784 and $150, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended November 30, 2004, the CDSC for Class B and C shares aggregated $309,596 and $8,268, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2004, SDI received $11,353.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2004, the custodian fee was reduced by $3,739 for custodian credits earned.

E. Transactions in Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the year ended November 30, 2004 with companies which are or were affiliates is as follows:

Affiliate	Shares	Purchases Cost ($)	Sales Cost ($)	Realized Gain/Loss ($)	Dividend Income ($)	Value ($)
Prospect Energy Corp.	390,800	5,862,000	—	—	39,080	5,510,280

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2004		Year Ended November 30, 2003
	Shares	Amount	Shares	Amount
Shares sold
Class A	8,705,559	$ 245,859,278	6,376,800	$ 132,901,344
Class B	1,148,357	30,186,118	1,272,098	24,521,203
Class C	1,341,961	36,402,020	980,384	19,214,431
Class I	12,828	373,346	132,186	2,508,558
Class R	43,151	1,245,365	495*	11,500*
Institutional	456,807	13,022,349	24,423	597,016
		$ 327,088,476		$ 179,754,052
Shares issued to shareholders in reinvestment of distributions
Class A	80,298	$ 2,062,028	52,126	$ 950,779
Class I	966	25,798	3,296	62,485
Institutional	782	20,086	—	—
		$ 2,107,912		$ 1,013,264
Shares redeemed
Class A	(4,566,621)	$ (127,792,323)	(4,580,443)	$ (90,100,357)
Class B	(2,581,658)	(67,260,266)	(4,133,993)	(79,024,841)
Class C	(821,495)	(21,658,549)	(802,377)	(15,268,295)
Class I	(57,023)	(1,680,089)	(366,457)	(6,950,390)
Class R	(20,674)	(590,998)	—	—
Institutional	(11,794)	(358,615)	—	—
		$ (219,340,840)		$ (191,343,883)
Net increase (decrease)
Class A	4,219,236	$ 120,128,983	1,848,483	$ 43,751,766
Class B	(1,433,301)	(37,074,148)	(2,861,895)	(54,503,638)
Class C	520,466	14,743,471	178,007	3,946,136
Class I	(43,229)	(1,280,945)	(230,975)	(4,379,347)
Class R	22,477	654,367	495*	11,500*
Institutional	445,795	12,683,820	24,423	597,016
		$ 109,855,548		$ (10,576,567)

* For the period October 1, 2003 (commencement of operations of Class R shares) to November 30, 2003.

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Scudder-Dreman Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder-Dreman Small Cap Value Fund, one of a series of Scudder Value Series, Inc. (the "Corporation"), as of November 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder-Dreman Small Cap Value Fund at November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 24, 2005
Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended November 30, 2004 qualified for the dividends received deduction.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $7,500,000 as capital gain dividends for its year ended November 30, 2004, of which 100% represents 20% rate gains.

For federal income tax purposes, the Fund designates approximately $11,000,000, or the maximum amount allowable under law, as qualified dividend income.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about our account, please call 1-800-621-1048.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of November 30, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Director's term of office extends until the next shareholder's meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Directors
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004-present Director, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc.; Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	87
John W. Ballantine (1946) Director, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	87
Lewis A. Burnham (1933) Director, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	87
Donald L. Dunaway (1937) Director, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	87
James R. Edgar (1946) Director, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	87
Paul K. Freeman (1950) Director, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	87
Robert B. Hoffman (1936) Director, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	87
Fred B. Renwick (1930) Director, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees	87
John G. Weithers (1933) Director, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	87
Interested Director and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[3] (1942) Director, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	142
Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy[5] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

n/a
Charles A. Rizzo[5] (1957) Treasurer, 2002-present

Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present

Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a
Kevin M. Gay[5] (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a
Salvatore Schiavone[5] (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Directors.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Address: 280 Park Avenue, New York, New York

4 Address: 345 Park Avenue, New York, New York

5 Address: Two International Place, Boston, Massachusetts

6 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C, I and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional
Nasdaq Symbol	KDSAX	KDSBX	KDSCX	KDSIX
CUSIP Number	81123U-303	81123U-873	81123U-865	81123U-824
Fund Number	088	288	388	545

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KDSRX
CUSIP Number	81123U-782
Fund Number	1507
Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, November 30, 2004, Scudder Value Series has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its
Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                       SCUDDER DREMAN SMALL CAP VALUE FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP
("E&Y"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year      Audit Fees     Audit-Related      Tax Fees      All Other
   Ended          Billed         Fees Billed      Billed to     Fees Billed
November 30,     to Fund          to Fund            Fund         to Fund
--------------------------------------------------------------------------------
2004             $41,688             $0            $7,357          $0
--------------------------------------------------------------------------------
2003             $36,379             $0            $6,334          $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                    Audit-Related         Tax Fees            All Other
                     Fees Billed          Billed to          Fees Billed
  Fiscal           to Adviser and        Adviser and        to Adviser and
   Year             Affiliated           Affiliated          Affiliated
  Ended            Fund Service          Fund Service        Fund Service
 November 30,        Providers            Providers           Providers
--------------------------------------------------------------------------------
2004                  $281,500              $0                    $0
--------------------------------------------------------------------------------
2003                  $112,900              $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that E&Y billed during the
Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                               Total Non-Audit
                               Fees billed to            Total
                                Adviser and          Non-Audit Fees
                               Affiliated Fund         billed to
                              Service Providers       Adviser and
                              (engagements related    Affiliated
                 Total         directly to the       Fund Service
                Non-Audit       operations and        Providers
  Fiscal       Fees Billed    financial reporting    (all other       Total of
   Year         to Fund          of the Fund)        engagements)     (A),(B)
   Ended
November 30,      (A)                (B)                 (C)          and (C)
--------------------------------------------------------------------------------
2004            $7,357               $0                $386,601      $393,958
--------------------------------------------------------------------------------
2003            $6,334               $0               $3,759,685    $3,766,019
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management and process improvement initiatives for DeIM and other related entities that provide support for the operations of the fund.

                                       ***

The Fund's independent accountant, Ernst & Young LLP ("E&Y"), recently advised the Fund's Audit Committee that E&Y's member firms in China and
Japan ("E&Y China" and "E&Y Japan," respectively) provided certain non-audit services to Deutsche Bank entities and affiliates (collectively, the
"DB entities") during 2003 and 2004 that raise issues under the SEC auditor independence rules. The DB entities are within the "Investment Company Complex"
(as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

E&Y advised the Audit Committee that in connection with providing permitted expatriate tax compliance services during 2003 and 2004, E&Y China and
E&Y Japan received funds from the DB entities into E&Y "representative bank trust accounts" that were used to pay the foreign income taxes of the expatriates. E&Y has advised the Audit Committee that handling those funds was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)4(viii)), which states that

"... an accountant's independence will be impaired if the accountant has ...
custody of client assets.")

The Audit Committee was informed that E&Y China received approximately
$1,500 in fees for these services, while E&Y Japan received approximately
$41,000. E&Y advised the Audit Committee that it conducted an internal review of the situation and, in view of the fact that similar activities occurred vis-a-vis a number of E&Y audit clients unrelated to DB or the
Fund, E&Y has advised the SEC and the PCAOB of the matter. E&Y advised the Audit Committee that E&Y believes its independence as auditors for the
Fund was not impaired during the period the services were provided. In reaching this conclusion, E&Y noted a number of factors, including that none of the
E&Y personnel who provided the non-audit services to the DB entities were involved in the provision of audit services to the Fund, the E & Y professionals responsible for the Fund's audits were not aware that these non-audit services took place until October, 2004, and that the fees charged are not significant to E&Y overall or to the fees charged to the Investment
Company Complex.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder-Dreman Small Cap Value Fund

By:                                 /s/Julian Sluyters
                                    -------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder-Dreman Small Cap Value Fund

By:                                 /s/Julian Sluyters
                                    -------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 31, 2005

By:                                 /s/Paul Schubert
                                    -------------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               January 31, 2005